SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                            FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 13, 2004
------------------------------------------------   ---------------


                              PEOPLES BANCORP INC.
     -----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                  ---------------------------------------------
                             Commission File Number


                   Ohio                                 31-0987416
----------------------------------------------    -----------------------
(State or other jurisdiction of incorporation)    (I.R.S. Employer
                                                   Identification Number)


                 138 Putnam Street
                   P.O. Box 738,
                   Marietta, Ohio                              45750
 ---------------------------------------------------    ---------------------
      (Address of principal executive office)                (Zip Code)


Registrant's telephone number, including area code:     (740) 373-3155
                                                        ---------------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           Index to Exhibits on Page 3

Item 5.  Other Events and Regulation FD Disclosure
         The Board of Directors of Peoples Bancorp Inc. (Nasdaq: PEBO) yesterday declared a cash dividend of $0.18 per share. The release is included herewith as Exhibit 99.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits


    EXHIBIT NUMBER                 DESCRIPTION
-----------------------      -----------------------------------
        99                   News Release issued August 13, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  August 16, 2004                    PEOPLES BANCORP INC.
                                          --------------------
                                          Registrant



                                  By:/s/  MARK F. BRADLEY
                                          -------------------------------------
                                          Mark F. Bradley
                                          President and Chief Operating Officer



                                INDEX TO EXHIBITS


    EXHIBIT NUMBER                 DESCRIPTION
-----------------------      -----------------------------------
        99                   News Release issued August 13, 2004